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                                                              EXHIBIT 99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Variable Insurance Trust (formerly, The Phoenix Edge Series Fund) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 10, 2011                    /s/ George R. Aylward
                                        ----------------------------------------
                                        George R. Aylward, President
                                        (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Variable Insurance Trust (formerly, The Phoenix Edge Series Fund) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 10, 2011                    /s/ W. Patrick Bradley
                                        ----------------------------------------
                                        W. Patrick Bradley,
                                        Chief Financial Officer and Treasurer
                                        (principal financial officer)